Exhibit 99.1

Exhibit A

December 2014

3Q Results 2014 | cbbank.com

Safe Harbor

Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company’s current business plans and expectations regarding future operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic conditions and events and the impact they may have on us and our customers; ability to attract deposits and other sources of liquidity; supply and demand for real property inventory and periodic deterioration in values of California real estate, both residential and commercial; a prolonged slowdown or decline in construction activity; changes in the financial performance and/or condition of our borrowers; changes in the level of non-performing assets and charge-offs; the cost or effect of acquisitions we may make; the effect of changes in laws and regulations (including laws, regulations and judicial decisions concerning financial reform, taxes, banking capital levels, securities, employment, executive compensation, insurance and information security) with which we and our subsidiaries must comply; changes in estimates of future reserve requirements and minimum capital requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, including changes in the Basel Committee framework establishing capital standards for credit, operations and market risk; inflation, interest rate, securities market and monetary fluctuations; changes in government interest rate or monetary policies; changes in the amount and availability of deposit insurance; cyber-security threats including loss of system functionality or theft or loss of Company or customer data; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, or the effects of pandemic diseases; the timely development and acceptance of new banking products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowing and savings habits; technological changes and the expanding use of technology in banking (including the adoption of mobile banking applications); the ability to retain and increase market share, retain and grow customers and control expenses; changes in the competitive environment among financial and bank holding companies and other financial service providers; continued volatility in the credit and equity markets and its effect on the general economy or local business conditions; fluctuations in the price of the Company’s stock; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by the regulatory agencies, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard- setters; changes in our organization, management, compensation and benefit plans, and our ability to retain or expand our management team and/or our board of directors; the costs and effects of legal and regulatory developments, including the resolution of legal proceedings or regulatory or other governmental inquiries or investigations and the results of regulatory examinations or reviews; our success at managing the risks involved in the foregoing items and all other factors set forth in the Company’s public reports including its Annual Report on Form 10-K for the year ended December 31, 2013, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law.

3Q Results 2014 | cbbank.com 2

CVB Financial Corp. (CVBF)

? Total Assets: $7.4 Billion ? Gross Loans: $3.7 Billion ? Total Deposits (Including Repos): $6.3 Billion ? Total Equity: $849 Million

? Largest financial institution headquartered in the Inland Empire region of Southern California. Founded in 1974

? Locations in 42 cities with 40 business financial centers and 6 commercial banking centers and 3 trust office locations serving the Inland Empire, LA County, Orange County, San Diego County and the Central Valley of California

Source: Q3 2014 earnings release & company filings.

3Q Results 2014 | cbbank.com 3

Experienced Leadership

Name Position Banking Experience CVBF Service

Christopher D. Myers President & CEO 30 Years 8 Years

Executive Vice President

Richard C. Thomas 5 Years 4 Years

Chief Financial Officer

Executive Vice President

James F. Dowd 37 Years 6 Years

Chief Credit Officer

Executive Vice President

David C. Harvey 25 Years 5 Years

Chief Operations Officer

Executive Vice President

David A. Brager 27 Years 12 Years

Sales Division

Executive Vice President

R. Daniel Banis 32 Years 2 Years

CitizensTrust

Executive Vice President

Yamynn DeAngelis 35 Years 27 Years

Chief Risk Officer

Executive Vice President

Richard Wohl 26 Years 3 Years

General Counsel

3Q Results 2014 | cbbank.com 4

Board of Directors

Name CVB Experience Age

Linn Wiley—Chairman 22 Years 76 George Borba Jr.—Vice Chairman 2 Years 47 Ray O’Brien—Vice Chairman 2 Years 57

Steve Del Guercio 2 Years 53

Robert Jacoby 8 Years 73

Hal Oswalt 1 Year 66

San Vaccaro 14 Years 81

Chris Myers—CEO 8 Years 52

3Q Results 2014 | cbbank.com 5

CVB Financial Corp.

Who is CVB Financial Corp.?

3Q Results 2014 | cbbank.com

Largest Banks Headquartered in California

Rank Name Asset Size (9/30/14) In millions

1 Wells Fargo $1,636,855

2 Union Bank $110,320

3 Bank of the West $68,874

4 First Republic Bank $46,681

5 SVB Financial $36,041

6 City National Bank $32,016

7 East West Bank $28,481

8 OneWest Bank $21,956

9 Pacific Western Bank $15,938

10 Cathay Bank $11,599

11 CVB Financial Corp. $7,423

12 BBCN $6,928

13 Farmers & Merchants of Long Beach $5,532

14 Westamerica Bank $4,994

Source: SNL Financial

3Q Results 2014 | cbbank.com 7

Bank Accomplishments & Ratings

? 150 Consecutive Quarters of Profitability ? 100 Consecutive Quarters of Cash Dividends ? #4 Rated Bank: BankDirector Magazine

? Bank Performance Scorecard (August 2014)

? BauerFinancial Report

? Five Star Rating (March 2014)

? Fitch Rating

? BBB (September 2014)

3Q Results 2014 | cbbank.com

Our Markets

3Q Results 2014 | cbbank.com

Existing Locations

40 Business Financial Centers

6 Commercial Banking Centers

3 CitizensTrust Locations

Corporate Office

Business Financial Centers Commercial Banking Centers CitizensTrust

San Diego – NEW Opened 06/02/2014

10

Deposits*

# of Center Total Deposits Total Deposits (000’s) Locations (9/30/13) (9/30/14)

Los Angeles County 18 $1,913,762 $2,095,048 Inland Empire

9 $1,763,235 $2,069,631

(Riverside & San Bernardino Counties)

Central Valley 9 $863,738 $881,252 Orange County 9 $662,013 $934,747

Other 1 $258,621 $307,439

Total 46 $5,461,369 $6,288,117

Average Cost of Deposits (Year-to-Date) 0.12% 0.11%

*Includes Customer Repurchase Agreements

3Q Results 2014 | cbbank.com

Total Deposits*

$7,500,000 $6,500,000 $5,500,000 $4,500,000 $3,500,000 $2,500,000 $1,500,000

$500,000

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3

(000’s)

2010 2011 2012 2013 2014

Non-Int Bearing Dep Interest Bearing Deposits*

*Interest Bearing Deposits includes REPOs

3Q Results 2014 | cbbank.com 12

Deposit Cost Comparison

Source: Q3 2014 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2—$25 billion. Peer data as of 06/30/2014

1.40%

CVBF Peers

1.20%

1.00%

0.80%

0.60% 0.40% 0.20%

0.00%

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2009 2010 2011 2012 2013 2014

3Q Results 2014 | cbbank.com 13

Total Loans*

$4,400,000 $4,200,000 $4,000,000 $3,800,000 $3,600,000 $3,400,000 $3,200,000 $3,000,000 $2,800,000 $2,600,000 $2,400,000 $2,200,000 $2,000,000

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2010 2011 2012 2013 2014 (000’s) Total Non-Covered Loans Total Covered Loans

*Before deferred loan fees, discount on covered loans, and loans held for sale

3Q Results 2014 | cbbank.com

Loan Portfolio Composition

Total Loans by Type

Municipal Lease Finance

Other, 1.9%

Receivables, 2.2% Dairy, Livestock &

SFR Mortgage, Agribusiness, 5.2% 5.3% Multi-Family, 5.9% Commercial & Industrial, 14.3%

Construction RE, 1.8% Commercial RE- Non-Owner, 40.8% Commercial RE—Owner Occupied, 22.6%

Source: Q3 2014 earnings release & company reports |Covered & Non Covered

15

3Q Results 2014 | cbbank.com

CVB Financial Corp.

Credit Quality

3Q Results 2014 | cbbank.com

Non-Performing Assets*



$200,000
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
(000's)
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2009
2010
2011
2012
2013
2014
Non-Performing Loans
OREO

*Non-Covered

3Q Results 2014 | cbbank.com 17

Classified Loans*


$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
(000's)
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2009
2010
2011
2012
2013
2014

*Non-Covered

3Q Results 2014 | cbbank.com 18

Loans: Net Charge-Offs*

$0

2009 2010 2011 2012 2013 9/30/2014 $10,000

$20,000 $30,000 $40,000 $50,000 $60,000

$70,000

(000’s) Net Charge-Offs (by year)

*Non-Covered

3Q Results 2014 | cbbank.com 19

CVB Financial Corp.

Profits

3Q Results 2014 | cbbank.com

Net Income

$32,500 $30,000 $27,500 $25,000 $22,500 $20,000 $17,500 $15,000 $12,500 $10,000 $7,500 $5,000 $2,500 $-

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 (000’s) 2009 2010 2011 2012 2013 2014

Net Income After Taxes $20.4 million FHLB prepayment charge

3Q Results 2014 | cbbank.com

Earnings

9 Months to

(000’s) 2010 2011 2012 2013

9/30/2014

Net Interest Income $259,317 $234,681 $236,950 $216,266 $175,339

Provision for Loan Losses ($61,200) ($7,068) $0 $16,750 $16,100 Other Operating

($111,378) ($106,809) ($122,257) ($88,741) ($68,405)

Income/Expenses (Net)

Income Taxes ($23,804) ($39,071) ($37,413) ($48,667) ($44,594)

Net Profit After Tax $62,935 $81,733 $77,280 $95,608 $78,440

3Q Results 2014 | cbbank.com 22

Net Interest Margin

4.25%

4.00%

3.75%

3.50%

3.25%

3.00%

2.75%

2.50%

2.25%

2.00%

1.75%

1.50%

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2007 2008 2009 2010 2011 2012 2013 2014

Normalized*

*Normalized tax-equivalent excludes accretion on covered loans

3Q Results 2014 | cbbank.com 23

Efficiency & Expenses

3Q Results 2014 | cbbank.com

Efficiency Ratio

90.00% 80.00% 70.00%

60.00%

50.00% 40.00% 30.00%

20.00%

10.00%

0.00%

Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2011 2012 2013 2014 Efficiency Ratio

$20.4 million FHLB prepayment charge

3Q Results 2014 | cbbank.com 25

Non-Interest Expense as a % of Average Assets

3.50% 3.00% 2.50%

2.00%

1.75%

1.50%

1.00%

0.50%

0.00%

Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2011 2012 2013 2014 Non-Interest Expense as a % of Average Assets $20.4 million FHLB prepayment charge

3Q Results 2014 | cbbank.com 26

Capital

3Q Results 2014 | cbbank.com

Capital Ratios

Regulatory Regulatory

September 30, 2014* Minimum Ratio Well-Capitalized Ratio

Tier 1 Risk-based Capital Ratio 4.0% 6.0% 17.27% Total Risk-based Capital Ratio 8.0% 10.0% 18.52% Tier 1 Leverage Ratio 4.0% 5.0% 10.71% Tangible Capital Ratio 10.50% Core Tier 1 Capital Ratio 16.71%

* CVB Financial Corp.—Consolidated 28

Securities & Investments

3Q Results 2014 | cbbank.com

Securities Portfolio*

—$3.2 Billion—

Trust Preferred

Yield on securities CMO’s / 0.16% Municipal portfolio = 2.58% REMIC’s Bonds 18.61% for the 3rd Quarter 2014 10.19%

Government Agency & GSEs 10.42%

MBS 60.62%

? Securities portfolio totaled $3.16 billion at 9/30/2014. The portfolio represents 42.59% of the Bank’s total assets ? Virtually all of the Bank’s mortgage-backed securities were issued by Freddie Mac or Fannie Mae which have the implied guarantee of the U.S. government. 98% of the Bank’s municipal portfolio contains securities which have an underlying rating of investment grade. California municipals represent only 4.7% of the municipal bond portfolio

*Securities Available For Sale

3Q Results 2014 | cbbank.com Source: Q3 2014 earnings release. As of 9/30/2014 securities held-to-maturity were valued at approximately $1.6 million | Yield on securities represents the fully taxable equivalent

Securities Portfolio*

$3.2 Billion

Mark-to-Market (Pre-tax)

$100,000 $80,000 $60,000

$40,000 $31,187

$20,000

$0

-$20,000

-$40,000

Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun Sept Dec Mar Jun Sept

09 09 09 10 10 10 10 11 11 11 11 12 12 12 12 13 13 13 13 14 14 14

(000’s)

*Securities Available For Sale

3Q Results 2014 | cbbank.com

CVBF Assets

12/31/06

$6.1 Billion

9/30/14

$7.4 Billion

Loans, Securities net 42.4% 49.9%

Loans, Securities

net 49.1% 42.6%

Goodwill & Fed Intangibles Balance*,

0.7% Other 4.6% 2.4%

Fed Goodwill & Balance* Intangibles 2.1%

1.0% Other 5.2%

*Includes overnight funds held at the Federal Reserve, Interest earning—due from Correspondent Banks, other short-term money market accounts or certificates of deposit

3Q Results 2014 | cbbank.com 32

Yield on Securities vs. Yield on Loans

6.00% 5.00% 4.00% 3.00%

2.00%

1.00%

0.00%

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2009 2010 2011 2012 2013 2014

Yield on Loans* Yield on Securities

3Q Results 2014 | cbbank.com *Excluding Discount Accretion

CVBF Liabilities

12/31/06

$5.7 Billion

Junior subordinated

Debentures 1.9% 9/30/14

$6.6 Billion

Other Borrowings

Borrowings Liabilities 3.0% Junior

subordinated 36.0% Total 0.9% Debentures

Deposits* 0.4% 61.4%

Other Liabilities

0.7%

Total Deposits* 95.7%

*Includes Customer Repurchase Agreements

3Q Results 2014 | cbbank.com

Our Growth Strategy

3Q Results 2014 | cbbank.com

Our Vision

Citizens Business Bank will strive to become the dominant financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners.

3Q Results 2014 | cbbank.com 36

Target Customer

The best privately-held and/or family-owned businesses throughout California

— Annual revenues of $1-200 million

— Top 25% in their respective industry

— Full relationship banking

— Build 20-year relationships

3Q Results 2014 | cbbank.com 37

Three Areas of Growth

Same Store

DeNovo Sales

Acquisitions

—Banks— —Trust—

3Q Results 2014 | cbbank.com 38

Acquisition Strategy

—Banks—

Target size: $200 million to $2 billion in assets

Financial & Strategic

In-market and/or adjacent geographic market (California only)

—Trust/Investment—

Target size: AUM of $200 million to $1 billion

In California

—Banking Teams—

In- market & ‘new’ markets

3Q Results 2014 | cbbank.com

Our ‘Critical Few’

Execute on DeNovo Growth Initiatives

Pursue Strategic Acquisitions

Quality Loan Growth

Provide Customer Solutions Through Technology

Expand Market Share Through Same Store Sales

3Q Results 2014 | cbbank.com

Copy of presentation at www.cbbank.com

3Q Results 2014 | cbbank.com